Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

In connection with the Quarterly Report of Extreme Mobile Coatings Worldwide Corp. (the “Company”) on Form 10-Q for the period ended herein as filed with the Securities and Exchange Commission (the “Report”), I. Charles Woodward, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fully presents, in all material respects, the financial condition and results of operations or the Company.

May 24, 2010

/s/ Charles Woodward
Charles Woodward
Chief Executive Officer

Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

In connection with the Quarterly Report of Extreme Mobile Coatings Worldwide Corp. (the “Company”) on Form 10-Q for the period ended herein as filed with the Securities and Exchange Commission (the “Report”), I. Michael Wade, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fully presents, in all material respects, the financial condition and results of operations or the Company.

May 24, 2010

/s/ Michael Wade
Michael Wade
Chief Executive Officer